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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip code)

                           ---------------------------

                                 IMC GLOBAL INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  36-3492467
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)


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                               Carey Salt Company
               (Exact name of obligor as specified in its charter)

Delaware                                                  13-3563048
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)

                                    FMRP Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                  72-1122135
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)

                                 GSL Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                                  48-1106349
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)



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                       Harris Chemical North America, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                  48-1135402
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)

                                 IMC Canada Ltd.
               (Exact name of obligor as specified in its charter)

Canada                                                    36-4117430
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                      60045
(Address of principal executive offices)                   (Zip code)

                               IMC Chemicals Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                  13-3579263
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)

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                           IMC Global Netherlands B.V.
               (Exact name of obligor as specified in its charter)

Netherlands, Amsterdam                                    98-0356532
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)

                           IMC Global Operations Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                  36-3513204
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)

                         IMC Global Potash Holdings N.V.
               (Exact name of obligor as specified in its charter)

Netherland Antilles                                       36-4045881
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)

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                          IMC Inorganic Chemicals Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                  48-1135403
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)

                             IMC Kalium Ogden Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                                  87-0274174
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)

                             IMC Phosphates Company
               (Exact name of obligor as specified in its charter)

Delaware                                                  36-3892806
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)

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                            IMC Potash Carlsbad Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                  36-4091023
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)

                            IMC Potash Colonsay N.V.
               (Exact name of obligor as specified in its charter)

Netherlands Antilles                                      36-4082930
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)

                                  IMC Salt Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                  48-1047632
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)




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                                  IMC USA Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                  36-3545577
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)

                               KCL Holdings, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                  36-3545575
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)

                                   NAMSCO Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                  48-1065647
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)




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                                    NATI LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  13-3579263
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)

                Phosphates Resource Partners Limited Partnership
               (Exact name of obligor as specified in its charter)

Delaware                                                  72-1067072
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)

                             The Vigoro Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                                  36-3414338
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o IMC Global, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)



                          10.875% Senior Notes due 2008
                       (Title of the indenture securities)
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =



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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:


     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                              Address
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
     Superintendent of Banks of the State of          2 Rector Street, New York, N.Y. 10006,
     New York                                          and Albany, N.Y. 12203

     Federal Reserve Bank of New York                 33 Liberty Plaza, New York, N.Y. 10045

     Federal Deposit Insurance Corporation            Washington, D.C.  20429

     New York Clearing House Association              New York, New York   10005
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     (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                    SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of October, 2001.


                                       THE BANK OF NEW YORK


                                       By: /s/ STACEY POINDEXTER
                                           ----------------------------------
                                           Name: STACEY POINDEXTER
                                           Title: ASSISTANT TREASURER



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